November 1, 2017

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

-BNY Mellon Absolute Insight Multi-Strategy Fund

Supplement to Current Summary Prospectus and Statutory Prospectus

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the fund’s summary prospectus and "Fund Summary – Portfolio Management" in the fund’s statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation, and the fund's sub-adviser is Pareto Investment Management Limited, an affiliate of Dreyfus and a subsidiary of Insight Investment Management Limited Investment allocation decisions for the fund have been made since the fund's inception by the sub-adviser's Absolute Return Investment Committee. Sonja Lami, Portfolio Manager – Specialist Investments, is the member of the ARIC with day-to-day responsibility for investment allocation decisions since the fund's inception. In addition, the primary portfolio manager responsible for the equity market neutral and absolute return equity strategies is Andrew Cawker, Portfolio Manager – Head of Specialist Equities, for the absolute return emerging market strategy is Colm McDonagh, Head of Emerging Markets Debt, for the absolute return credit strategy is Lucy Speake, Head of Credit, for the absolute return dynamic opportunities strategy is Matthew Merritt, Fund Manager – Multi-Asset Strategy Group, and for the currency strategy is Paul Lambert, Head of Currency – Fixed-Income, each of whom has served as a primary portfolio manager since the fund's inception.

The following information supersedes and replaces any contrary information contained in the fourth paragraph in "Fund Details – Management" in the fund’s statutory prospectus:

Investment allocation decisions for the fund have been made since the fund's inception by the fund's sub-adviser through Insight's Absolute Return Investment Committee (ARIC).  Sonja Lami is the member of the ARIC with day-today responsibility for investment allocation decisions since the fund's inception.  Ms. Lami is a portfolio manager with the Specialist Investments team at Insight; she joined Insight in August 2008. In addition, the primary portfolio manager responsible for the equity market neutral and absolute return equity strategies is Andrew Cawker, for the absolute return emerging market strategy is Colm McDonagh, for the absolute return credit strategy is Lucy Speake, for the absolute return dynamic opportunities strategy is Matthew Merritt, and for the currency strategy is Paul Lambert, each of whom has served as a primary portfolio manager since the fund's inception.  Mr. Cawker is a portfolio manager and the Head of Specialist Equities at Insight; he joined Insight in April 2003.  Mr. McDonagh is Head of Emerging Markets Debt at Insight; he joined Insight in November 2008.  Ms. Speake is Head of Credit at Insight; she joined Insight in April 2003.  Mr. Merritt is a portfolio manager in the Multi-Asset Strategy Group at Insight which he joined Insight in September 2014.  In November 2009, he was appointed the head of the Multi-Asset Strategy Group following the merger of Insight's Investment Strategy Unit and Multi-Asset Group.  Mr. Lambert is Head of Currency in the Fixed-Income Group at Insight; he joined Insight in September 2012. Prior to joining Insight, Mr. Lambert was employed by UBS Global Asset Management as Head of Currency. The portfolio managers and members of the ARIC responsible for investment allocation decisions for the fund are employees of the fund’s sub-adviser and manage the fund in that capacity.  The portfolio managers and members of the ARIC may concurrently manage other portfolios under dual employment arrangements with Insight.

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The following information supersedes and replaces any contrary information contained in the first paragraph of the "Shareholder Guide – Buying and Selling Shares" in the fund’s statutory prospectus:

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI.  Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements.  For more information, consult a representative of your financial intermediary.  The fund’s NAV is disclosed daily at www.dreyfus.com and also is available by calling 1-800-DREYFUS.  When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices.  Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board.  Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board.  Futures contracts will be valued at the most recent settlement price.  Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board.  ETFs will be valued at their market price.  Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares

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